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                                                                   Exhibit 10.22

                        AMENDMENT TO EMPLOYMENT AGREEMENT

                                January 31, 1996

Ray Rodriguez

The Univision Network Limited Partnership

Dear Ray:

                  Reference is made to the Employment Agreement between us dated January 1, 1995 (the "Employment Agreement"). You and we hereby agree to amend the Employment Agreement as follows:

                  1.       The Term is hereby extended to expire on December
31, 1998.

                  2. Your Base Salary for calendar year 1998 shall be Six Hundred Fifty Thousand Dollars ($650,000).

                  3. As hereby amended, the Employment Agreement is hereby ratified and confirmed.

                  Please indicate your agreement to this amendment to the Employment Agreement by signing this letter amendment in the space provided below.

                                       The Univision Network Limited Partnership

                                       By:
                                           ---------------------------------

                                       Its:
                                           ---------------------------------

Agreed:

- ------------------------------
Ray Rodriguez